Voya Mutual Funds

Voya Global Perspectives® Fund

(the "Fund")

Supplement dated May 13, 2020

to the Fund's Class A, Class C, Class I, Class R, Class T and Class W shares Prospectus dated

February 28, 2020 (the "Prospectus")

Effective May 13, 2020, the Fund's Prospectus is revised as follows:

The section entitled "Key Information About the Underlying Funds" of the Fund's Prospectus is hereby revised to include the following underlying fund.

Underlying Fund: Voya Large-Cap Growth Fund

Investment Adviser: Voya Investments, LLC

Sub-Adviser: Voya Investment Management Co. LLC

Investment Objective: Long-term capital appreciation.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies. For this fund, the sub-adviser defines large-capitalization companies as companies with market capitalizations which fall within the range of companies in the Russell 1000® Growth Index at the time of purchase. The fund may invest up to 25% of its assets in foreign securities. The fund may invest in derivative instruments including, but not limited to, index futures and options to hedge against market risk or to enhance returns. The fund may invest in real estate-related securities including real estate investment trusts. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act. The fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

Main Risks: Company, currency, derivative instruments, foreign investments, growth investing, investment model, liquidity, market, market capitalization, market disruption and geopolitical, other investment companies, real estate companies and real estate investment trusts, and securities lending.

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